SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 24, 2003	Commission file number: 1-5805

J.P. MORGAN CHASE & CO.

(Exact name of registrant as specified in its charter)

Delaware	13-2624428

(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

270 Park Avenue, New York, New York	10017

(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code) 212-270-6000

Item 5. Other Events

On July 24, 2003 J.P. Morgan Chase & Co. issued a joint press release with Bank One Corporation announcing JPMorgan Institutional Trust Services’ agreement to purchase Bank One Corporation’s Corporate Trust Services business. A copy of the press release announcing the agreement is attached as Exhibit 99.1 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

Exhibit
Number	Description of Exhibits

99.1	Joint press release with Bank One Corporation announcing JPMorgan Institutional Trust Services’ agreement to purchase Bank One Corporation’s Corporate Trust Services business.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN CHASE & CO.

(Registrant)
/s/ William H. McDavid

General Counsel
Dated: July 25, 2003

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

99.1	Joint press release with Bank One Corporation announcing JPMorgan Institutional Trust Services’ agreement to purchase Bank One Corporation’s Corporate Trust Services business.